                                                                    EXHIBIT 10.1


                                AMENDMENT NO. 1
                            TO AMENDED AND RESTATED
                               CREDIT AGREEMENT
                       ________________________________


          AMENDMENT NO. 1 (this "Amendment") dated as of September 1, 1998, to
                                 ---------
the Amended and Restated Credit Agreement dated as of May 20, 1998 (the "Credit
                                                                         ------
Agreement"), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the
---------
"Company"), the BANKS signatories hereto (as such term is defined in the Credit
 -------
Agreement), WELLS FARGO BANK, N.A., THE BANK OF NOVA SCOTIA and CREDIT LYONNAIS LOS ANGELES BRANCH, as senior managing agents for the Banks, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Issuing Bank and as Agent, and DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, KEYBANK NATIONAL ASSOCIATION and THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY, as Co-Agents.

                                   RECITALS
                                   --------

          A. The Company has requested that the Credit Agreement be amended as set forth herein and each of the Agent, the Issuing Bank and the Banks signatory hereto is willing to agree to such amendments subject to the terms and conditions hereinafter set forth.

          B. Section 11.01 of the Credit Agreement provides that the Credit Agreement may be amended after the Closing Date with the written consent of the Company, and, in certain circumstances, the Required Banks.

          NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  RELATION TO THE CREDIT AGREEMENT; DEFINITIONS.

     1.1  Relation to Credit Agreement.  This Amendment constitutes an integral
          ----------------------------
part of the Credit Agreement.

     1.2  Capitalized Terms.  For all purposes of this Amendment, capitalized
          -----------------
terms used herein without definition shall have the meanings specified in the Credit Agreement, as said agreement shall be in effect on the Effective Date after giving effect to this Amendment.

SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT.

     2.1  Amendment to Section 1.01 of the Credit Agreement.
          -------------------------------------------------

          (a) Section 1.01 of the Credit Agreement is amended to add the following definition, in alphabetical order:

               "Amendment" means Amendment No. 1 to Amended and Restated Credit
                ---------
          Agreement dated as of September 1, 1998 by and among the Company, the Banks signatories thereto, the Issuing Bank, the Senior Managing Agents, the Co-Agents signatories thereto and the Agent.

          (b) Section 1.01 of the Credit Agreement is amended by deleting the definition of "Consolidated EBITDA" in its entirety and replacing it with the following:

               "Consolidated EBITDA" means, for any period for which the amount
                -------------------
          thereof is to be determined, the Consolidated Net Income of such Person for such period plus (A) the aggregate amounts deducted in
                                 ----
          determining such Consolidated Net Income in respect of (i) Interest Expense for such period (including deferred financing costs not paid in cash), (ii) income and other taxes measured by income or profits for such period, (iii) Depreciation Expense for such period, and (iv) Amortization Expense for such period, plus (B) only with respect to
                                                ----
          any determination thereof on or prior to December 31, 1997, the lesser of (i) the amount deducted in determining such Consolidated Net Income of such Person representing transaction fees incurred by the Company with respect to the Merger and this Agreement, and (ii) $21,000,000, plus (C) any noncash losses on the sale (or other disposition) or
          ----
          write down
          of investments or fixed or capital assets and minus any gains on the sale or other disposition of investments or fixed or capital assets and noncash extraordinary income, in each case in accordance with GAAP; provided, that, solely for purposes of determining compliance
                --------  ----
          with Sections 8.08, 8.09 and 8.10 (and not with respect to the definition of the term "Applicable Margin" or with respect to the determination of the Applicable Margin pursuant to the Pricing Grid attached hereto as Annex A), the term "Consolidated EBITDA" shall
                             -------
          exclude, for the respective period for which the amount thereof is to be determined, the non-recurring pre-tax charges for the fiscal quarter ending June 30, 1998 in an aggregate amount of up to $16,585,000, consisting of the following charges: (i) approximately $8,000,000 with respect to the write down value of the Company's corporate office building; (ii) approximately $4,800,000 with respect to the Company's name change from CB Commercial Real Estate Services Group, Inc. to CB Richard Ellis Services, Inc.; and (iii) approximately $3,800,000 with respect to merger related expenses.

     2.2  Amendment to Exhibit C to the Credit Agreement.  Exhibit C to the
          ----------------------------------------------
Credit Agreement shall be amended by deleting Schedule 2 to such exhibit in its entirety and replacing it with Exhibit A to this Amendment.

SECTION 3.  REPRESENTATION AND WARRANTIES OF THE COMPANY.

     3.1  Representations and Warranties.   To induce each of the Agent, the
          ------------------------------
Issuing Bank and the Banks to execute and deliver this Amendment, the Company represents and warrants (which representations and warranties shall survive the execution and delivery of this Amendment) to each of the Agent, the Issuing Bank and the Banks that:

          (a) Authority. This Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (b)  Validity of Amendment.   The Loan Documents, as amended by this
Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (c) Authorization; No Violation. The execution, delivery and performance by the Company of this Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 3.1(c);

          (d) No Default or Event of Default. As of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing;

          (e) All Other Representations and Warranties. All the representations and warranties contained in Section VI of the Credit Agreement are true and correct in all materials respects with the same force and effect as if made by the Company on and as of the date hereof (except as to the extent that any such representations or warranties relate to a specific prior date or period).

SECTION 4.  CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

     4.1  Effective Date.  This Amendment shall not become effective until, and
          --------------
shall become effective when, each and every one of the following conditions shall have been satisfied or waived by the Agent, the Issuing Bank and the Required Banks (the "Effective Date"); provided, however, that upon the
                     --------------    --------  -------
satisfaction of such conditions, the amendments to the Credit Agreement set forth in Section 2 hereof shall be deemed effective as of June 30, 1998.

          (a) Execution of Counterparts.  Counterparts of this Amendment shall
              -------------------------
have been executed and delivered by each of the Company, the Guarantors, the Agent, the Issuing Bank and the Required Banks.

          (b) Representations True; No Event of Default.   The Company shall
              -----------------------------------------
have delivered to the Agent an Officer's Certificate, dated the Effective Date, certifying that the representations and warranties of the Company contained herein shall be true on and as of the Effective Date (except as to the extent that any such representations or warranties relate to a specific prior date or period) and that there exists no Event of Default or Default, assuming for this purpose that this Amendment had been effective from and after June 30, 1998.

          (c) Consents.  The Company shall have delivered to the Agent an
              ---------
Officer's Certificate, dated the Effective Date, certifying that any necessary consents, waivers, approvals, authorizations, registrations, filings and notifications in connection with the authorization, execution and delivery of this Amendment have been obtained or made and are in full force and effect.

          (d) Proceedings, Instruments, etc.  All proceedings and actions taken
              ------------------------------
on or prior to the Effective Date in connection with the transactions contemplated by this Amendment and all instruments incident thereto shall be in form and substance satisfactory to the Agent and its special counsel, and the Agent and its special counsel shall have received copies of all documents that it or they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications, and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Amendment) in the form and substance satisfactory to the Agent and its special counsel.

SECTION 5.  PAYMENT OF AGENT'S COUNSEL FEES AND EXPENSES.

     5.1 The Company agrees to pay upon demand, the reasonable fees and expenses of Paul, Hastings, Janofsky & Walker, LLP, special counsel to the Agent, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment.

SECTION 6.  CONSENT OF GUARANTORS.

     6.1 Each Guarantor hereby consents to the terms of this Amendment and hereby confirms and agrees that its Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

SECTION 7.  MISCELLANEOUS.

     7.1  Cross-References.  References in this Amendment to any Section are,
          -----------------
unless otherwise specified, to such Section of this Amendment.

     7.2  Instrument Pursuant to Existing Credit Agreement;
          -------------------------------------------------
          Limited Amendment.  This Amendment is executed pursuant to Section
          ------------------
11.01 of the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Credit Agreement, including Section 11.01 thereof. Except as expressly amended, any conditions of the Credit Agreement shall remain unamended and unwaived. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of the Company or the Guarantors which would require the consent of any Bank, the Issuing Bank or the Agent under the Credit Agreement.

     7.3. Successors and Assigns.  This Amendment shall be binding upon and
          -----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     7.4  Counterparts.  This Amendment may be executed simultaneously in two or
          -------------
more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

     7.5  Governing Law.  This Amendment shall be governed by and construed in
          --------------
accordance with the laws of the State of California.

                 [remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           CB RICHARD ELLIS SERVICES, INC.


                           By: /s/   JOHN C. HAECKEL
                              -----------------------------------------
                              Name:  John C. Haeckel
                              Title: Vice President and Chief Financial
                                     Officer


                           BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION,
                           as Agent



                           By: /s/   GINA MEADOR
                              -----------------------------------------
                              Name:  Gina Meador
                              Title: Vice President


                           BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as
                           Issuing Bank


                           By: /s/   THERESE A. FONTAINE
                              -----------------------------------------
                              Name:  Therese A. Fontaine
                              Title: Vice President

                           BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as a Bank



                           By: /s/   THERESE A. FONTAINE
                              -----------------------------------------
                              Name:  Therese A. Fontaine
                              Title: Vice President



                           WELLS FARGO BANK, N.A.


                           By: /s/   CINDY SULLIVAN
                              -----------------------------------------
                              Name:  Cindy Sullivan
                              Title: RVP


                           THE BANK OF NOVA SCOTIA

                           By: /s/   MAARTY VAN OTTERLOO
                              -----------------------------------------
                              Name:  Maarty Van Otterloo
                              Title: Senior Relationship Manager


                           CREDIT LYONNAIS LOS ANGELES
                           BRANCH


                           By: /s/   ROBERT J. IVOSEVICH
                              -----------------------------------------
                              Name:  Robert J. Ivosevich
                              Title: Senior Vice President

                           DRESDNER BANK AG, NEW YORK
                           BRANCH AND GRAND CAYMAN BRANCH


                           By: /s/   BEVERLY G. CASON
                              -----------------------------------------
                              Name:  Beverly G. Cason
                              Title: Vice President



                           By: /s/   JOHN W. SWEENEY
                              -----------------------------------------
                              Name:  John W. Sweeney
                              Title: Assistant Vice President


                           KEYBANK NATIONAL ASSOCIATION


                           By: /s/   MARY K. YOUNG
                              -----------------------------------------
                              Name:  Mary K. Young
                              Title: Commercial Banking Officer



                           THE LONG-TERM CREDIT BANK OF
                           JAPAN, LTD., LOS ANGELES AGENCY


                           By: /s/
                              -----------------------------------------
                              Name:
                              Title:

                           THE BANK OF NEW YORK



                           By: /S/   REBECCA LEVINE
                              -----------------------------------------
                              Name:  Rebecca Levine
                              Title: Vice President



                           BHF-BANK AKTIENGESELLSCHAFT


                           By: /s/   DAN DOBRJANSKYJ
                              -----------------------------------------
                              Name:  Dan Dobrjanskyj
                              Title: Assistant Vice President


                           By: /s/   ANTHONY HEYMAN
                              -----------------------------------------
                              Name:  Anthony Heyman
                              Title: Assistant Vice President


                           THE FUJI BANK, LIMITED,
                           LOS ANGELES AGENCY


                           By:
                              -----------------------------------------
                              Name:
                              Title:

                           LASALLE NATIONAL BANK


                           By: /s/   LISA J. CUNNINGHAM
                              -----------------------------------------
                              Name:  Lisa J. Cunningham
                              Title: First Vice President


                           MELLON BANK, N.A.


                           By: /s/   L. C. IVEY
                              -----------------------------------------
                              Name:  L. C. Ivey
                              Title: Vice President


                           THE MITSUBISHI TRUST AND BANKING
                           CORPORATION, LOS ANGELES AGENCY


                           By: /s/   HIROAKI KOSEKI
                              -----------------------------------------
                              Name:  Hiroaki Koseki
                              Title: Deputy General Manager


                           NATIONAL CITY BANK


                           By: /s/   BARRY C. ROBINSON
                              -----------------------------------------
                              Name:  Barry C. Robinson
                              Title: Vice President

                           THE SAKURA BANK, LIMITED


                           By: /s/   YASUHIRO TERADA
                              -----------------------------------------
                              Name:  Yasuhiro Terada
                              Title: Senior Vice President



                           NATEXIS BANQUE-BFCE



                           By: /s/   DANIEL TOUFFU
                              -----------------------------------------
                              Name:  Daniel Touffu
                              Title: First VP and Regional Manager


                           By: /s/   PEYMAN PARHAMI
                              -----------------------------------------
                              Name:  Peyman Parhami
                              Title: Assistant Treasurer

The foregoing Amendment is
consented to and accepted:



CB RICHARD ELLIS, INC.
a Delaware corporation



By: /s/   WALTER V. STAFFORD
   --------------------------------------
   Name:  Walter V. Stafford
   Title: Senior Executive Vice President
          General Counsel


KOLL MANAGEMENT SERVICES, INC.,
a Delaware corporation



By: /s/   WALTER V. STAFFORD
   --------------------------------------
   Name:  Walter V. Stafford
   Title: Vice President


WESTMARK REAL ESTATE ACQUISITION
PARTNERSHIP, L.P.
a Delaware limited partnership

By:  CB Richard Ellis, Inc., General Partner



By: /s/   WALTER V. STAFFORD
   --------------------------------------
   Name:  Walter V. Stafford
   Title: Senior Executive Vice President
          General Counsel

L.J. MELODY & COMPANY,
a Texas corporation



By: /s/   JOHN C. HAECKEL
   --------------------------------------
   Name:  John C. Haeckel
   Title: Treasurer


CB RICHARD ELLIS CORPORATE FACILITIES MANAGEMENT, INC., a Delaware corporation



By: /s/   JOHN C. HAECKEL
   --------------------------------------
   Name:  John C. Haeckel
   Title: Assistant Treasurer


KOLL INVESTMENT MANAGEMENT, INC.,
a California corporation



By: /s/   JOHN C. HAECKEL
   --------------------------------------
   Name:  John C. Haeckel
   Title: Vice President and Assistant
          Treasurer

CBC FREMONT, INCORPORATED,
a Delaware corporation



By: /s/   JOHN C. HAECKEL
   --------------------------------------
   Name:  John C. Haeckel
   Title: Senior Executive Vice President,
          Chief Financial Officer and Treasurer


CBS INVESTMENT REALTY, INC.,
an Arizona corporation



By: /s/   JOHN C. HAECKEL
   --------------------------------------
   Name:  John C. Haeckel
   Title: Senior Executive Vice President,
          Chief Financial Officer and Treasurer


KOLL PARTNERSHIPS I, INC.,
a Delaware corporation


By: /s/   JOHN C. HAECKEL
   --------------------------------------
   Name:  John C. Haeckel
   Title: Senior Executive Vice President,
          Chief Financial Officer and Treasurer


KOLL PARTNERSHIPS II, INC.,
a Delaware corporation


By: /s/   JOHN C. HAECKEL
   --------------------------------------
   Name:  John C. Haeckel
   Title: Senior Executive Vice President,
          Chief Financial Officer and Treasurer

KOLL/CC&F MANAGEMENT SERVICES,
a California general partnership

By: Koll Management Services,
Inc., Partner



By: /s/   JOHN C. HAECKEL
   --------------------------------------
   Name:  John C. Haeckel
   Title: Senior Executive Vice President,
          Chief Financial Officer and Treasurer


By: Koll Von Karman, Inc., Partner



By: /s/   JOHN C. HAECKEL
   --------------------------------------
   Name:  John C. Haeckel
   Title: Senior Executive Vice President,
          Chief Financial Officer and Treasurer

                                   EXHIBIT A
                                   ---------

                     SCHEDULE 2 TO COMPLIANCE CERTIFICATE
                     ------------------------------------

                                    [Date]


          In determining compliance with the provisions identified in paragraph
     (4) above, the following calculations have been made:


A.   LIENS (Section 8.01)
     -----

     1.   Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its
          Subsidiaries do not exceed $7,500,000:
                                                                                          $____________

     2.   Liens on assets of corporations which become Subsidiaries after the date of this Agreement; provided however, that such Liens existed at
                                  -------- -------
          the time the respective corporations became Subsidiaries and were not created in anticipation thereof; provided, that all such Liens in the
                                           --------
          aggregate at any time outstanding for such Subsidiaries do not exceed
          $15,000,000:
                                                                                          $____________

     3.   Purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided, that
                                                                  --------  ----
          (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the
          Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $5,000,000:
                                                                                          $____________

     4.   Liens on the assets of any direct or indirect Subsidiary of the
          Company created or acquired in connection with a Permitted Acquisition and Liens on assets acquired by such Subsidiary in a Permitted
          Acquisition, which Liens secure Indebtedness permitted by Section
          8.05(c) in connection with such Permitted Acquisition (but not including any refinancing thereof), in an amount not to exceed
          $10,000,000 in the aggregate:
                                                                                          $____________

B.   SALES OF ASSETS (Section 8.03)
     ---------------

     1.   Sales, transfers, conveyances, leases or other dispositions of assets, or contributions of assets pursuant to Section 8.03(a)(v):
                                                                                          $____________

     Line B1 may not exceed $5,000,000 during any one fiscal year.

C.   MERGERS, CONSOLIDATIONS AND ACQUISITIONS (Section 8.04(d))
     ----------------------------------------

     1.   Total Consideration for all Acquisitions made during the consecutive twelve (12) month period up to and including the last day of the computation period (including, in determining such Total Consideration,
          Acquisitions in connection with Joint Ventures in excess of $5,000,000 in the aggregate in accordance with clause (g) of the definition of "Permitted
          Investments"). [NOTE:  COMPANY --DISCLOSE ANY ACQUISITIONS REQUIRED BY THE
          PROVISO SET FORTH IN SECTION 8.04(d)(viii).]

          Line C1 may not exceed $100,000,000 during any consecutive twelve (12)
          month period; provided that it may not exceed $400,000,000 if such additional Total Consideration in excess of $100,000,000 is financed by the issuance of new equity securities of the Company or its
          Subsidiaries as indicated herein.
                                                                                          $____________ [Note:
                                                                                          Itemize debt and
                                                                                          equity in
                                                                                          connection with
                                                                                          each Acquisition.]

     2.   Minimum Liquidity of at least $25,000,000 after giving effect to each such Acquisition.
                                                                                          $____________

     3.   EBITDA of each acquired Person for the preceding twelve (12) month period from the date of each Acquisition.
                                                                                          $____________/1/

------------------------

/1/  MUST BE A POSITIVE NUMBER FOR EACH SUCH ACQUISITION.

D.   INDEBTEDNESS (Section 8.05)
     ------------

     1.   Subordinated Debt pursuant to Section 8.05 not to exceed $300,000,000 at any time.
                                                                                          $____________

     2.   Additional Indebtedness of the Company and its Subsidiaries in an
          aggregate amount not to exceed $50,000,000 at any time.
                                                                                          $____________

E.   CONSOLIDATED LEVERAGE RATIO (Section 8.08)
     ---------------------------

     1.   Indebtedness on the last day of the computation period:
                                                                                          $____________

     2.   Consolidated EBITDA:

          a. Consolidated Net Income for the computation period:
                                                                                          $____________

          b.   Interest Expense for the computation period (including deferred financing costs not paid in cash):
                                                                                          $____________

          c.   Taxes on Consolidated Net Income or profits for the computation period:
                                                                                          $____________

          d.   Depreciation and amortization for the computation period:
                                                                                          $____________

          e.   Transaction fees incurred with respect to Merger and Credit
               Agreement (not greater than $21 million) (for periods on or prior to December 31, 1997):
                                                                                          $____________

          f.   Non-cash losses on sale or other disposition of investments or fixed or capital assets or non-cash write down of investments or fixed or capital assets:
                                                                                          $____________

          g.   Merger-related and other non-recurring charges reported for quarter ending June 30, 1998 (excluding items reported on line f above) as permitted by the Amendment:
                                                                                          $____________

          h.   Gains on sale or other disposition of investments or fixed or capital assets and non-cash extraordinary income:
                                                                                          $____________

          i.   Consolidated EBITDA (Lines E2a + E2b + E2c + E2d + E2e + E2f +
               E2g less Line E2h)/2/:
                   ----
                                                                                          $
                                                                                           ============

     3.   Leverage Ratio (Line E1 divided by Line E2i):

                                                                                           ============
                                                                                           to 1:00

     4.   Maximum Permitted Leverage Ratio: 4.00 to 1.00

F.   INTEREST COVERAGE RATIO (Section 8.09)
     -----------------------

     1.   Consolidated EBITDA:

          a.  Consolidated Net Income for the computation period:
                                                                                          $____________

     b.   Interest Expense for the computation period (including deferred financing costs not paid in cash):
                                                                                          $____________

     c.   Taxes on Consolidated Net Income or profits for the computation period:
                                                                                          $____________

          d.   Depreciation Expense and Amortization Expense for the computation period:
                                                                                          $____________

          e.   Transaction fees incurred with respect to Merger and Credit
               Agreement (not greater than $21 million) (for periods on or prior to December 31, 1997):
                                                                                          $____________

-----------------------

/2/ FOR THE PURPOSES OF CALCULATING CONSOLIDATED EBITDA, ITEMS E2b THROUGH E2h SHALL BE ADDED BACK OR SUBTRACTED, AS THE CASE MAY BE, ONLY TO THE EXTENT UTILIZED IN ARRIVING AT CONSOLIDATED NET INCOME AS SET FORTH IN E2a.

          f.   Non-cash losses on sale or other disposition of investments or fixed or capital assets or non-cash write down of investments or fixed or capital assets:
                                                                                          $____________

          g.   Merger-related and other non-recurring charges reported for quarter ending June 30, 1998 (excluding items reported on line f above) as permitted by the Amendment:
                                                                                          $____________

          h.   Gains on sale or other disposition of investments or fixed or capital assets and non-cash extraordinary income:
                                                                                          $____________

          i.   Consolidated EBITDA (Lines F1a + F1b + F1c +F1d +F1e + F1f + F1g
               less Line F1h)/3/:
               ----
                                                                                          $
                                                                                           ============

     2.   Interest Expense for such computation period:
                                                                                          $____________

     3.   Interest Coverage Ratio (Line E1 divided by Line E2):
                                                                                           ============
                                                                                           to 1:00

     4.   Minimum Required Interest Coverage Ratio:


             Fiscal Quarters
          ending in Fiscal Years                Maximum Ratio
          ----------------------                -------------

          From the Closing Date through
          September 30, 1998                    3.50:1.00

          December 31, 1998 and thereunder      4.00:1.00


G.   MINIMUM EBITDA  (Section 8.10)
     --------------

     1.  Consolidated EBITDA:


----------------------

/3/ FOR THE PURPOSES OF CALCULATING CONSOLIDATED EBITDA, ITEMS F1b THROUGH F1h SHALL BE ADDED BACK OR SUBTRACTED, AS THE CASE MAY BE, ONLY TO THE EXTENT UTILIZED IN ARRIVING AT CONSOLIDATED NET INCOME AS SET FORTH IN F1a.

          a.   Consolidated Net Income for the computation period (including deferred financing costs not paid in cash):
                                                                                          $____________

          b.   Interest Expense for the computation period:
                                                                                          $____________

          c.   Taxes on Consolidated Net Income or profits for the computation period:
                                                                                          $____________

          d.   Depreciation and amortization for the computation period:
                                                                                          $____________

          e.   Transaction fees incurred with respect to Merger and Credit
               Agreement (not greater than $21 million) (for periods on or prior to December 31, 1997):
                                                                                          $____________

          f.   Non-cash losses on sale or other disposition of investments or fixed or capital assets or non-cash write down of investments or fixed or capital assets:
                                                                                          $____________

          g.   Merger-related and other non-recurring charges reported for quarter ending June 30, 1998 (excluding items reported on line f above) as permitted by the Amendment:
                                                                                          $____________

          h.   Gains on sale or other disposition of investments or fixed or capital assets and non-cash extraordinary income:
                                                                                          $____________

          i.   Consolidated EBITDA (Lines G1a + G1b + G1c + G1d + G1e + G1f +
               G1g less Line G1h)/4/:
                   ----
                                                                                          $
                                                                                           ============

/4/ FOR THE PURPOSES OF CALCULATING CONSOLIDATED EBITDA, ITEMS G1b THROUGH G1h SHALL BE ADDED BACK OR SUBTRACTED, AS THE CASE MAY BE, ONLY TO THE EXTENT UTILIZED IN ARRIVING AT CONSOLIDATED NET INCOME AS SET FORTH IN G1a.

H.   CONSOLIDATED NET WORTH (Section 8.11)
     ----------------------

     1.   Consolidated Net Income for each Fiscal Quarter (beginning with the
          Fiscal Quarter ended June 30, 1998) in which Consolidated Net Income is greater than zero (Line Bla):
                                                                                          $____________

     2.   70% of Line 1:
                                                                                          $____________

     3.   Net proceeds of any equity securities issued by the Company or any of its Subsidiaries for each Fiscal Quarter (beginning with the Fiscal
          Quarter ended June 30, 1998):
                                                                                          $____________

     4.   70% of Line 3:
                                                                                          $____________

     5.   Add $82,000,000
                                                                                          $____________

     6.   Consolidated Net Worth for each Fiscal Quarter (beginning with the
          Fiscal Quarter ended June 30, 1998):
                                                                                          $____________

     7.   Required Minimum Consolidated Tangible Net Worth:

          a.    Lines H2+ H4 + H5:                                                        $____________

          b.    Line H7a less Line H6:                                                    $____________
                         ----

          Line H6b must not be less than zero.]

I.   RESTRICTED PAYMENTS (Section 8.13)
     -------------------

     1.   Consolidated Net Income for each Fiscal Quarter:

           First        Second         Third        Fourth
          Quarter       Quarter       Quarter       Quarter
          -------       -------       -------       -------

1998    __________  +  _________  +  _________  +  _________
1999    __________  +  _________  +  _________  +  _________
2000    __________  +  _________  +  _________  +  _________
2001    __________  +  _________  +  _________  +  _________

          a.   Sum of above Consolidated Net Income in quarters where greater
                                                                      -------
               than zero:
                                                                                          $____________

          b.   Sum of above Consolidated Net Income in quarters where less than
                                                                      ----
               zero:
                                                                                          $____________

    2.    25% of Line B1a:
                                                                                          $____________

    3.    Aggregate amount paid by Company for the purchase or redemption of its capital stock after December 31, 1997:
                                                                                          $____________

    4.    Aggregate amount of dividends paid by the Company on its common stock after
          December 31, 1997:
                                                                                          $____________

    5.    Line I2 minus Lines I3 and also less Line B4:
                                          ----
                                                                                          $____________

          Line 5 must be greater than zero unless
          Line 3 and Line 4 both equal zero.

          Maximum additional amount available for stock purchases and redemptions and dividends is set forth in Line 5.

J.  CAPITAL EXPENDITURES (Section 8.14)
     --------------------

    1.    Depreciation Expense for immediately preceding consecutive twelve (12)
          month period:
                                                                                          $____________

    2.    200% of Line 1:
                                                                                          $____________

    3.    Capital Expenditures in the consecutive twelve (12) month period  including the last day of the computation period:
                                                                                          $____________

          Line E3 may not exceed Line E2.

                                      A-8